TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
PROMPTLY.

TRANSAMERICA LIFE COMPANIES
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735

INSTRUCTION CARD

FOR TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY THE
INVESCO  VIF - HIGH YIELD PORTFOLIO

The undersigned Contract Owner instructs Transamerica Occidental Life Insurance Company or First Transamerica Life Insurance Company, as applicable, ("Transamerica") to vote in the manner indicated below all shares of the Invesco VIF-High Yield Portfolio attributable, as of December 26, 1996, to the allocation of the Contract Owner's Account Value to the corresponding Sub-Account of Separate Account VA-2L and VA-2LNY, as applicable, at a Special Meeting of Stockholders on January 31, 1997, and all adjournments thereof, and to vote in its sole discretion on such other matters which may properly come before the meeting.

This instruction is solicited by Transamerica as shareholder of the Invesco VIF-High Yield Portfolio. Receipt of Notice of Special Meeting of Stockholders and Proxy Statement is hereby acknowledged.

Please indicate your instructions by filling in the appropriate box below. If no box is checked, Transamerica will take your instruction as for the proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD IN THE
ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE.  THANK YOU.  MARK
BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X
                            TRAIYF           KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

           THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRANSAMERICA LIFE COMPANIES
INVESCO VIF-HIGH YIELD PORTFOLIO

THESE INSTRUCTIONS ARE SOLICITED BY TRANSAMERICA:

Vote on Directors
2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T.
 King and John W. McIntyre.

For               Withhold    For all  To withhold authority to vote, mark
All               All         Except:  "For All Except" and write the
                                       nominee's name on the line below.
----              ----        ----     -------------------------

Vote On Proposals

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned
 U.S. subsidiary of INVESCO
PLC is consummated.   For___            Against___                Abstain___

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, such agreement to take effect only if the proposed merger of
A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.
For___            Against___                Abstain___

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.
  For___  Against___Abstain___

Please sign exactly as name appears above. If Contract is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate.

-------------------              -------------------------          -----------
Contract Owner Signature         Joint Owners, if any, Signature     Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
PROMPTLY.

TRANSAMERICA LIFE COMPANIES
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735

INSTRUCTION CARD

FOR TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY THE
INVESCO  VIF - TOTAL RETURN PORTFOLIO

The undersigned Contract Owner instructs Transamerica Occidental Life Insurance Company or First Transamerica Life Insurance Company, as applicable, ("Transamerica") to vote in the manner indicated below all shares of the Invesco VIF-Total Return Portfolio attributable, as of December 26, 1996, to the allocation of the Contract Owner's Account Value to the corresponding Sub-Account of Separate Account VA-2L and VA-2LNY, as applicable, at a Special Meeting of Stockholders on January 31, 1997, and all adjournments thereof, and to vote in its sole discretion on such other matters which may properly come before the meeting.

This instruction is solicited by Transamerica as shareholder of the Invesco VIF-Total Return Portfolio. Receipt of Notice of Special Meeting of Stockholders and Proxy Statement is hereby acknowledged.

Please indicate your instructions by filling in the appropriate box below. If no box is checked, Transamerica will take your instruction as for the proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD IN THE
ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE.  THANK YOU.  MARK
BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   X
                          TRAIRF           KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

           THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRANSAMERICA LIFE COMPANIES
INVESCO VIF-TOTAL RETURN PORTFOLIO

THESE INSTRUCTIONS ARE SOLICITED BY TRANSAMERICA:

Vote on Directors
2. Proposal to elect eleven directors of the Company: Charles W. Brady, Dan J. Hesser,
         Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D.
         Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W.

         McIntyre.

For               Withhold   For all To withhold authority to vote, mark
All               All        Except: "For All Except" and write the
                                     nominee's name on the line below.
----              ----       ----    -------------------------

Vote On Proposals

1.A.  Proposal to approve a new investment advisory agreement between the
 Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-
owned U.S. subsidiary of INVESCO
PLC is consummated.
           For___            Against___                Abstain___

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, such agreement to take effect only if the proposed merger of
A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.
For___            Against___                Abstain___

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.
For___  Against___Abstain___

Please sign exactly as name appears above. If Contract is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate.

-------------------                 -------------------------        ----------
Contract Owner Signature           Joint Owners, if any, Signature    Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
PROMPTLY.

TRANSAMERICA LIFE COMPANIES
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735

INSTRUCTION CARD

FOR TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY THE
INVESCO  VIF - INDUSTRIAL INCOME PORTFOLIO

The undersigned Contract Owner instructs Transamerica Occidental Life Insurance Company or First Transamerica Life Insurance Company, as applicable, ("Transamerica") to vote in the manner indicated below all shares of the Invesco VIF-Industrial Income Portfolio attributable, as of December 26, 1996, to the allocation of the Contract Owner's Account Value to the corresponding Sub-Account of Separate Account VA-2L and VA-2LNY, as applicable, at a Special

Meeting of Stockholders on January 31, 1997, and all adjournments thereof, and to vote in its sole discretion on such other matters which may properly come before the meeting.

This instruction is solicited by Transamerica as shareholder of the Invesco VIF-Industrial Income Portfolio. Receipt of Notice of Special Meeting of Stockholders and Proxy Statement is hereby acknowledged.

Please indicate your instructions by filling in the appropriate box below. If no box is checked, Transamerica will take your instruction as for the proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD IN THE
ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE.  THANK YOU.  MARK
BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                X
                           TRAIIN           KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

           THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRANSAMERICA LIFE COMPANIES
INVESCO VIF-INDUSTRIAL INCOME PORTFOLIO

THESE INSTRUCTIONS ARE SOLICITED BY TRANSAMERICA:

Vote on Directors
2.       Proposal to elect eleven directors of the Company:  Charles W. Brady,
Dan J. Hesser,          Fred A. Deering, Victor L. Andrews, Bob R. Baker,
Lawrence H. Budner, Daniel D.          Chabris, A.D. Frazier, Jr., Hubert L.
Harris, Jr., Kenneth T. King and John W.   McIntyre.

For               Withhold    For all   To withhold authority to vote, mark
All               All         Except:   "For All Except" and write the
                                        nominee's name on the line below.
----              ----        ----      -------------------------

Vote On Proposals

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned
 U.S. subsidiary of INVESCO
PLC is consummated.
For___            Against___                Abstain___

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, such agreement to take effect only if the proposed merger of
A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.
For___            Against___                Abstain___

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.
 For___  Against___Abstain___

Please sign exactly as name appears above. If Contract is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate.

-------------------                 -------------------------        ----------
Contract Owner Signature             Joint Owners, if any, Signature   Date